Exhibit 99.1

VOTING AGREEMENT

VOTING AGREEMENT, dated as of March 20, 2005 (this “Agreement”), among the shareholders listed on the signature page(s) hereto (collectively, the “Shareholders” and each individually, a “Shareholder”), Pinnacle Systems, Inc., a California corporation (the “Company”) and Avid Technology, Inc., a Delaware corporation (the “Buyer”). Capitalized terms used and not otherwise defined herein shall have the respective meanings assigned to them in the Merger Agreement referred to below.

WHEREAS, as of the date hereof, the Shareholders own of record and beneficially the shares of capital stock of the Company set forth on Schedule I hereto (such shares, or any other voting or equity of securities of the Company hereafter acquired by any Shareholder prior to the termination of this Agreement, being referred to herein collectively as the “Shares”);

WHEREAS, concurrently with the execution of this Agreement, the Buyer and the Company are entering into an Agreement and Plan of Merger, dated as of the date hereof (the “Merger Agreement”), pursuant to which, upon the terms and subject to the conditions thereof, a subsidiary of the Buyer will be merged with and into the Company, and the Company will be the surviving corporation (the “Merger”); and

WHEREAS, as a condition to the willingness of the Buyer to enter into the Merger Agreement, the Buyer has required that the Shareholders agree, and in order to induce the Buyer to enter into the Merger Agreement the Shareholders are willing, to enter into this Agreement.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements contained herein, and intending to be legally bound hereby, the parties hereby agree, severally and not jointly, as follows:

Section 1. Voting of Shares.

(a) Each Shareholder covenants and agrees that until the termination of this Agreement in accordance with the terms hereof, at the Company Shareholders Meeting or any other meeting of the shareholders of the Company, however called, and in any action by written consent of the shareholders of the Company, such Shareholder will vote, or cause to be voted, all of such Shareholder’s respective Shares (a) in favor of the approval of the principal terms of the Merger contemplated by the Merger Agreement, as the Merger Agreement may be modified or amended from time to time in a manner not adverse to the Shareholders, and (b) against any other Acquisition Proposal or Alternative Transaction.

(b) Each Shareholder hereby irrevocably grants to, and appoints, the Buyer, and any individual designated in writing by it, and each of them individually, as his or her proxy and attorney-in-fact (with full power of substitution), for and in his or her name, place and stead, to vote such Shareholder’s Shares at any meeting of the shareholders of the Company called with respect to any of the matters specified in, and in accordance and consistent with, this Section 1. Each Shareholder understands and acknowledges that the Buyer is entering into the Merger Agreement in reliance upon the Shareholder’s execution and delivery of this Agreement. Each Shareholder hereby affirms that the irrevocable proxy set forth in this Section 1(b) is given in connection with the execution of the Merger Agreement, and that such irrevocable proxy is given to secure the performance of the duties of such Shareholder under this Agreement. Except as otherwise provided for herein, each Shareholder hereby (i) affirms that the irrevocable proxy is coupled with an interest and may under no circumstances be revoked, (ii) ratifies and confirms all that the proxies appointed hereunder may lawfully do or cause to be done by virtue hereof and (iii) affirms that such irrevocable proxy is executed and intended to be irrevocable in accordance with the provisions of Section 705 of the California General Corporation Law. Notwithstanding any other provisions of this Agreement, the irrevocable proxy granted hereunder shall automatically terminate upon the termination of this Agreement.

Section 2. Transfer of Shares. Each Shareholder covenants and agrees that such Shareholder will not directly or indirectly (i) sell, assign, transfer, pledge, encumber or otherwise dispose of any of the Shares, (ii) deposit any of the Shares into a voting trust or enter into a voting agreement or arrangement with respect to the Shares or grant any proxy or power of attorney with respect thereto that is inconsistent with this Agreement or (iii) enter into any contract, option or other arrangement or undertaking with respect to the direct or indirect sale, assignment, transfer or other disposition of any Shares; provided, however, that notwithstanding the foregoing a Shareholder may transfer Shares or agree to transfer Shares by testamentary disposition, interspousal disposition pursuant to a domestic relations proceeding or otherwise by operation of law, provided that in each such case the transferee agrees in writing to be bound by this Agreement.

Section 3. Representations and Warranties of the Shareholders. Each Shareholder on his or her own behalf hereby severally represents and warrants to the Buyer with respect to such Shareholder and such Shareholder’s ownership of the Shares as follows:

(a) Ownership of Shares. The Shareholder beneficially owns all of the Shares as set forth on Schedule I hereto and has good and marketable title to such Shares, free and clear of any claims, liens, encumbrances and security interests whatsoever. The Shareholder owns no shares of Company Common Stock other than the Shares as set forth on Schedule I hereto. The Shareholder has sole voting power, without restrictions, with respect to all of the Shares.

(b) Power, Binding Agreement. The Shareholder has the legal capacity and all requisite power and authority to enter into and perform all of his or her obligations under this Agreement. This Agreement has been duly and validly executed and delivered by the Shareholder and constitutes a valid and binding obligation of the Shareholder, enforceable against the Shareholder in accordance with its terms.

(c) No Conflicts. The execution and delivery of this Agreement do not, and the consummation of the transactions contemplated hereby will not, conflict with or result in any violation of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or to loss of a material benefit under, any provision of any loan or credit agreement, note, bond, mortgage, indenture, lease or other agreement, instrument, permit, concession, franchise, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to the Shareholder, the Shares or any of the Shareholder’s properties or assets. Except as expressly contemplated hereby, the Shareholder is not a party to, and the Shares are not subject to or bound in any manner by, any contract or agreement relating to the Shares, including without limitation, any voting agreement, option agreement, purchase agreement, shareholders’ agreement, partnership agreement or voting trust. Except for the expiration or termination of the waiting period under the HSR Act and informational filings with the Securities and Exchange Commission, no consent, approval, order or authorization of, or registration, declaration or filing with, any court, administrative agency or commission or other governmental authority or instrumentality, domestic, foreign or supranational, is required by or with respect to the Shareholder in connection with the execution and delivery of this Agreement or the consummation by the Shareholder of the transactions contemplated hereby.

Section 4. No Solicitation. Prior to the termination of this Agreement in accordance with its terms, each Shareholder agrees, in his or her individual capacity as a shareholder of the Company, that he or she (i) will not, nor will he or she authorize or permit any of his or her employees, agents and representatives to, directly or indirectly, (a) solicit, initiate or intentionally encourage any inquiries or the making of any Acquisition Proposal, (b) enter into any agreement with respect to any Acquisition Proposal or (c) participate in any discussions or negotiations regarding, or furnish to any person any information with respect to, or take any other action to facilitate any inquiries or the making of any proposal or offer that constitutes, or could reasonably be expected to lead to, any Acquisition Proposal, and (ii) will notify the Buyer as soon as possible if any such inquiries or proposals are received by, any information or documents is requested from, or any negotiations or discussions are sought to be initiated or continued with, him or her or any of his or her affiliates.

Section 5. Termination. This Agreement shall terminate upon the first to occur of:

(i) the Effective Time;

(ii) written notice of termination of this Agreement by the Buyer to the Shareholders; or

(iii) the date of termination of the Merger Agreement; provided that no such termination shall relieve any party of liability for a willful breach hereof prior to termination.

Section 6. Specific Performance. The parties hereto agree that irreparable damage would occur in the event any provision of this Agreement was not performed in accordance with the terms hereof and that the parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or in equity.

Section 7. Fiduciary Duties. Each Shareholder is signing this Agreement solely in such Shareholder’s capacity as an owner of such Shareholder’s respective Shares, and nothing herein shall prohibit, prevent or preclude such Shareholder from taking or not taking any action in such Shareholder’s capacity as an officer or director of the Company to the extent permitted by the Merger Agreement.

Section 8. Consent and Waiver. Each Shareholder hereby gives any consents or waivers that are reasonably required for the consummation of the Merger under the terms of any agreement to which such Shareholder is a party or pursuant to any rights such Shareholder may have in his or her capacity as a Shareholder of the Company.

Section 9. Miscellaneous.

(a) Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings, both written and oral, between the parties with respect thereto. This Agreement may not be amended, modified or rescinded except by an instrument in writing signed by each of the parties hereto.

(b) Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible to the fullest extent permitted by applicable law in a mutually acceptable manner in order that the terms of this Agreement remain as originally contemplated to the fullest extent possible.

(c) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California without regard to the principles of conflicts of law thereof.

(d) Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

(e) Notices. All notices and other communications hereunder shall be in writing and shall be deemed duly delivered (i) three business days after being sent by registered or certified mail, return receipt requested, postage prepaid, or (ii) one business day after being sent for next business day delivery, fees prepaid, via a reputable nationwide overnight courier service, in each case to the intended recipient as set forth below:

(i) if to a Shareholder in care of the Company at the address set forth below;

(ii) if to the Buyer to:

Avid Technology, Inc.

Avid Technology Park

One Park West

Tewksbury, MA 01876

Attn:     General Counsel

Telecopy: (978) 851-7216

with a copy to:

Wilmer Cutler Pickering Hale and Dorr LLP

60 State Street

Boston, MA 02109

Attn:	David A. Westenberg, Esq.
Jay E. Bothwick, Esq.

Facsimile: (617) 526-5000

(iii) if to the Company to:

Pinnacle Systems, Inc.

280 North Bernardo Avenue

Mountain View, CA 94043

Attn: Chief Executive Officer

Facsimile: (650) 930-2424

with a copy to:

DLA Piper Rudnick Gray Cary US LLP

2000 University Avenue

East Palo Alto, CA 94303

Attn:	Gregory M. Gallo, Esq.
Diane Holt Frankle, Esq.

Facsimile: (650) 833-2001

(f) No Third Party Beneficiaries. This Agreement is not intended, and shall not be deemed, to confer any rights or remedies upon any person other than the parties hereto and their respective successors and permitted assigns, to create any agreement of employment with any person or to otherwise create any third-party beneficiary hereto.

(g) Assignment. Neither this Agreement nor any of the rights, interests or obligations under this Agreement may be assigned or delegated, in whole or in part, by operation of law or otherwise by any of the parties hereto without the prior written consent of the other parties, and any such assignment without such prior written consent shall be null and void, except that the Buyer may assign this Agreement to any direct or indirect wholly owned subsidiary of the Buyer without the consent of the Company or the Shareholders, provided that the Buyer shall remain liable for all of its obligations under this Agreement. Subject to the preceding sentence, this Agreement shall be binding upon, inure to the benefit of, and be enforceable by, the parties hereto and their respective successors and permitted assigns.

(h) Interpretation. When reference is made in this Agreement to a Section, such reference shall be to a Section of this Agreement, unless otherwise indicated. The headings contained in this Agreement are for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement. The language used in this Agreement shall be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction shall be applied against any party. Whenever the context may require, any pronouns used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural, and vice versa. Any reference to any federal, state, local or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.” No summary of this Agreement prepared by the parties shall affect in any way the meaning or interpretation of this Agreement.

(i) Submission to Jurisdiction. Each of the parties to this Agreement (i) consents to submit itself to the personal jurisdiction of any state or federal court sitting in the State of California in any action or proceeding arising out of or relating to this Agreement or any of the transactions contemplated by this Agreement, (ii) agrees that all claims in respect of such action or proceeding may be heard and determined in any such court, (iii) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court and (iv) agrees not to bring any action or proceeding arising out of or relating to this Agreement or any of the transactions contemplated by this Agreement in any other court. Each of the parties hereto waives any defense of inconvenient forum to the maintenance of any action or proceeding so brought and waives any bond, surety or other security that might be required of any other party with respect thereto. Any party hereto may make service on another party by sending or delivering a copy of the process to the party to be served at the address and in the manner provided for the giving of notices in Section 9(e). Nothing in this Section, however, shall affect the right of any party to serve legal process in any other manner permitted by law.

(j) WAIVER OF JURY TRIAL. EACH OF THE BUYER, THE COMPANY AND EACH SHAREHOLDER HEREBY IRREVOCABLY WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THE ACTIONS OF THE BUYER, THE COMPANY OR EACH SHAREHOLDER IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT OF THIS AGREEMENT.

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IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be signed individually or by its respective duly authorized officer as of the date first written above.

PINNACLE SYSTEMS, INC.

By:	/s/ PATTI S. HART
Name:	Patti S. Hart
Title:	President and Chief Executive Officer

AVID TECHNOLOGY, INC.

By:	/s/ PAUL J. MILBURY
Name:	Paul J. Milbury
Title:	Vice President and Chief Financial Officer

SHAREHOLDERS:

/s/ PATTI S. HART
Patti S. Hart

/s/ AJAY CHOPRA
Ajay Chopra

/s/ MARY DOTZ
Mary Dotz

/s/ SCOTT E. MARTIN
Scott E. Martin

/s/ L. GREGORY BALLARD
L. Gregory Ballard

/s/ ROBERT J. FINOCCHIO, JR.
Robert J. Finocchio, Jr.

/s/ L. WILLIAM KRAUSE
L. William Krause

/s/ JOHN C. LEWIS
John C. Lewis

/s/ HARRY MOTRO
Harry Motro

Schedule I

Shareholder Name	Number of Shares Underlying Options	Number of Shares of Common Stock	Total
Patti S. Hart	775,000	3,101	778,101

Ajay Chopra	759,000	165,033	924,033

Mary Dotz	200,000	0	200,000

Scott E. Martin	230,000	0	230,000

L. Gregory Ballard	91,000	5,000	96,000

Robert J. Finocchio, Jr.	60,000	0	60,000

L. William Krause	130,000	0	130,000

John C. Lewis	125,000	15,000	140,000

Harry Motro	80,000	0	80,000